Exhibit 10.1

SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of February _15__, 2017, by and among MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation (“Modern”) and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (“MS”, and collectively with Modern, “Borrowers”, and each individually, a “Borrower”), and COMERICA BANK (“Bank”).

RECITALS

Borrowers and Bank are parties to that Loan and Security Agreement dated October 2, 2013, as it may be amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015, that certain Fifth Amendment to Loan and Security Agreement and Waiver dated as of March 9, 2016, and that certain Sixth Amendment to Loan and Security Agreement and Waiver dated as of August 4, 2016 (as amended, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.            Exhibit A of the Agreement is amended by adding or amending and restating, as applicable, the following defined terms to read in their entireties as follows:

“Non-Formula Revolving Line” means a Credit Extension of up to Three Million Dollars ($3,000,000).

“Non-Formula Revolving Line Maturity Date” means February _15__, 2019.

“Pricing Addendum” means that certain Prime Referenced Rate Addendum, dated as of Seventh Amendment Date, by and between Borrowers and Bank (as the same may be amended and/or restated from time to time).

“Revolving Line” means a Credit Extension of up to One Million Dollars ($1,000,000).

“Revolving Line Maturity Date” means February _15__, 2019.

“Seventh Amendment Date” means February _15__, 2017.

2.            Section 2.1(b)(ii) of the Agreement is amended and restated to read in its entirety as follows:

“(ii) Form of Request. Whenever Borrower desires an Advance, Borrower will notify Bank (which notice shall be irrevocable) by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such telephonic notification shall be promptly confirmed by a Loan Advance/Paydown Request Form in accordance with the Pricing Addendum. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. The notice shall be signed by a Responsible Officer.”

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3.            Section 2.1(c)(ii) of the Agreement is amended and restated to read in its entirety as follows:

“(ii) Whenever Borrower desires a Non-Formula Revolving Line Advance, Borrower will notify Bank (which notice shall be irrevocable) by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Non-Formula Revolving Line Advance is to be made. Each such telephonic notification shall be promptly confirmed by a Loan Advance/Paydown Request Form in accordance with the Pricing Addendum. Bank is authorized to make Non-Formula Revolving Line Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank’s discretion such Non-Formula Revolving Line Advances are necessary to meet Obligations which have become due and remain unpaid. The notice shall be signed by a Responsible Officer.”

4.            The references to “Payment/Advance Form” in Section 3.2 of the Agreement are deleted and replaced with “Loan Advance/Paydown Request”.

5.            Section 6.2(ix) of the Agreement is amended and restated to read in its entirety as follows:

“(ix) within thirty (30) days of the last day of each June and December, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s Intellectual Property Collateral, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.”

6.            Sections 6.7(b) and (c) of the Agreement are amended and restated to read in their entireties as follows:

“(b) New Equity Event. Borrowers shall provide, or cause to be provided, to Bank evidence satisfactory to Bank that Borrowers received cash proceeds from the issuance of a Borrower’s equity securities after the Seventh Amendment Date, on terms and from investors satisfactory to Bank, of not less than (i) Five Hundred Thousand Dollars ($500,000) on or before April 30, 2017 (the “First Tranche”) and (ii) an additional Five Hundred Thousand Dollars ($500,000), excluding the amount of the First Tranche, on or before July 31, 2017.

(c) EBITDA. Tested monthly, EBITDA of Parent, measured on a trailing six (6) month basis ending on the date of determination, of not less than the following amounts on the following dates:

Testing Dates	Minimum EBITDA
January 31, 2017	$(1,500,000)
February 28, 2017	$(1,500,000)
March 31, 2017	$(1,500,000)
April 30, 2017	$(1,500,000)
May 31, 2017	$(1,500,000)
June 30, 2017	$(1,500,000)
July 31, 2017	$(1,000,000)
August 31, 2017	$(1,000,000)
September 30, 2017	$(500,000)
October 31, 2017	$(500,000)
November 30, 2017	$0
December 31, 2017	$0
January 31, 2018	$500,000
February 28, 2018	$500,000
March 31, 2018	$500,000
April 30, 2018	$500,000
May 31, 2018	$500,000
June 30, 2018	$500,000

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7.            Exhibits C and F to the Agreement are hereby deleted.

8.            Exhibit E to the Agreement is deleted and replaced with Exhibit E attached hereto.

9.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.          Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment and that no Event of Default has occurred and is continuing.

11.          As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)        this Amendment, executed by Borrowers;

(b)        a Prime Referenced Rate Addendum to Loan and Security Agreement, executed by Borrowers;

(c)        an Amendment to and Affirmation of Guaranty, executed by Prescott Group Aggressive Small Cap Master Fund;

(d)        Affirmations of Guaranty, executed by Columbia Pacific Opportunity Fund, L.P., ModSys International Ltd., and MS Modernisation Services UK Ltd.;

(e)        a non-refundable facility fee in the amount of $5,000, which may be debited from any of any Borrower’s accounts; and

(f)         all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts.

12.          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Borrowers and Bank have executed and delivered this Seventh Amendment to Loan and Security Agreement as of the date first set forth above.

MODERN SYSTEMS CORPORATION

By:	/s/ Richard Chance
Printed Name:	Richard T. Chance
Title:	CFO

MS MODERNIZATION SERVICES, INC.

By:	/s/ Richard Chance
Printed Name:	Richard T. Chance
Title:	CFO

COMERICA BANK

By:	/s/ Walter Weston
Printed Name:	Walter Weston
Title:	Vice President

[Signature Page to Seventh Amendment to Loan and Security Agreement (13339483)]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank

Technology & Life Sciences Division

Loan Analysis Department

250 Lytton Avenue

3rd Floor, MC 4240

Palo Alto CA 94301

Phone: (650) 462-6060

Fax: (650) 462-6061

FROM: Modern Systems Corporation and MS Modernization Services, Inc.

The undersigned authorized Officer of Modern Systems Corporation and MS Modernization Services, Inc. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                    , 201___ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S for Parent	Annually, within 150 days of FYE	YES	NO
Company Prepare Annual Consolidating F/S for Parent	Annually, within 150 days of FYE (commencing 2014 FY)	YES	NO
Company Prepared Annual F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan	Annually, on or before 1/31	YES	NO
Intellectual Property Report	Within 30 days after each June 30 and December 31	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $____________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $____________________________	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $250,000 (Sect. 6.2(iv))	Notify promptly upon notice _____________________	YES	NO
Inventory Disputes> $250,000 (Sect. 6.3)	Notify promptly upon notice _____________________	YES	NO
Mergers & Acquisitions> $250,000 (Sect. 7.3)	Notify promptly upon notice _____________________	YES	NO
Cross default with other agreements >$250,000 (Sect. 8.6)	Notify promptly upon notice _____________________	YES	NO
Judgments/Settlements > $250,000 (Sect. 8.8)	Notify promptly upon notice _____________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Bank Debt Liquidity Ratio (tested monthly commencing on the Revolving Line Increase Effective Date)	1.25:1.00	_________:1.00	YES	NO
New Equity	See Sec. 6.7(b)	$________________________	YES	NO
Minimum EBITDA	See Sec. 6.7(c)	$________________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$250,000	$________________________	YES	NO
Permitted Investments for stock repurchase	<$250,000	$________________________	YES	NO
Permitted Investments for subsidiaries	<$250,000	$________________________	YES	NO
Permitted Investments for employee loans	<$250,000	$________________________	YES	NO
Permitted Investments for joint ventures	<$250,000	$________________________	YES	NO
Permitted Liens for equipment leases	<$250,000	$________________________	YES	NO
Permitted Transfers	<$250,000	$________________________	YES	NO
Cash Transfer to Parent	<$450,000	$________________________	YES	NO

Please Enter Below Comments Regarding Violations:

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no Credit Extensions will be made.

Very truly yours,

MODERN SYSTEMS CORPORATION, for itself and on behalf of MS Modernization Services, Inc.

Authorized Signer

Name

Title

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY (“Affirmation”) is made as of February ___, 2017, by the undersigned (“Guarantor”) for the benefit of Comerica Bank (“Bank”).

RECITALS

A.           MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (individually and collectively, the “Borrower”) have obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement dated as of October 2, 2013, as may be amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015, that certain Fifth Amendment to Loan and Security Agreement and Waiver dated as of March 9, 2016, and that certain Sixth Amendment to Loan and Security Agreement and Waiver dated as of August 4, 2016 (collectively, the “Loan Agreement”), which loans and certain credit accommodations are guaranteed by Guarantor pursuant to the terms of the Guaranty, dated September 25, 2014, by Guarantor in favor of Bank (as it may be amended from time to time, the “Guaranty”). Borrower and Bank propose to enter into a Seventh Amendment to Loan and Security Agreement dated as of the date hereof (the “Amendment”). Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

B.           Bank has agreed to enter into the Amendment provided, among other things, that Guarantor acknowledges the entry by Bank into the Amendment and agrees that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor:

1.            Consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents;

2.            Acknowledges and agrees that its Guaranty is and shall remain in full force and effect in accordance with its terms with respect to all Obligations (as defined in the Loan Agreement), subject to no setoff, defense or counterclaim;

3.            Represents and warrants that the representations and warranties contained in its Guaranty are true and correct in all material respects as of the date of this Affirmation.

4.            Confirms that this Affirmation is not required by the terms of its Guaranty and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrower.

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Guaranty as of the first date above written.

GUARANTOR:

COLUMBIA PACIFIC OPPORTUNITY FUND, L.P.

By:
Its:

AFFIRMATION OF GUARANTIES

This AFFIRMATION OF GUARANTIES (“Affirmation”) is made as of February ___, 2017, by the undersigned (collectively, “Guarantors” and each, a “Guarantor”) for the benefit of Comerica Bank (“Bank”).

RECITALS

A.           MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (individually and collectively, the “Borrower”) have obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement dated as of October 2, 2013, as may be amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015, that certain Fifth Amendment to Loan and Security Agreement and Waiver dated as of March 9, 2016, and that certain Sixth Amendment to Loan and Security Agreement and Waiver dated as of August 4, 2016 (collectively, the “Loan Agreement”), which loans and certain credit accommodations are guaranteed by Guarantors pursuant to the terms of Guaranties, each dated July 1, 2016, by Guarantors in favor of Bank (as it may be amended from time to time, collectively, the “Guaranties” and each, a “Guaranty”). Borrower and Bank propose to enter into a Seventh Amendment to Loan and Security Agreement dated as of the date hereof (the “Amendment”). Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

B.           Bank has agreed to enter into the Amendment provided, among other things, that, Guarantors acknowledge the entry by Bank into the Amendment and agree that the Guaranties will remain effective.

AGREEMENT

NOW, THEREFORE, each Guarantor:

1.            Consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents;

2.            Acknowledges and agrees that its respective Guaranty is and shall remain in full force and effect in accordance with its terms with respect to all Obligations (as defined in the Loan Agreement), subject to no setoff, defense or counterclaim;

3.            Represents and warrants that the representations and warranties contained in its respective Guaranty are true and correct in all material respects as of the date of this Affirmation.

4.            Confirms that this Affirmation is not required by the terms of its respective Guaranty and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrower.

IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Guaranties as of the first date above written.

GUARANTOR:

MODSYS INTERNATIONAL LTD.

By:
Its:

MS MODERNISATION SERVICES UK LTD.

By:
Its:

Prime Referenced Rate Addendum To
Loan and Security Agreement

This Prime Referenced Rate Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of February _15__, 2017, among Comerica Bank (“Bank”), Modern Systems Corporation, and MS Modernization Services, Inc. (individually and collectively, the “Borrower”). This Addendum supplements the terms of the Loan and Security Agreement dated as of October 2, 2013 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Agreement”).

1.            Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

a.       “Advance” means a borrowing requested by the Borrower and made by Bank under the Agreement.

b.       “Applicable Margin” means with respect to Advances of the Non-Formula Revolving Line, three quarters of one percent (0.75%) per annum, and with respect to Advances of the Revolving Line, and all other Obligations other than Non-Formula Revolving Line Advances, two percent (2.00%) per annum.

c.        “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

d.       “Change in Law” means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

e.       “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1)	for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the applicable principal amount of Obligations hereunder which is to bear interest on the basis of the Daily Adjusting LIBOR Rate and for a period equal to one (1) month;

divided by

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(2)	1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

provided, however, and notwithstanding anything to the contrary set forth in the Agreement, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than zero percent (0%) then the Daily Adjusting LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of the Agreement (the “Daily Adjusting LIBOR 0% Floor”), except for any portion of any outstanding Advance(s) hereunder or any principal Obligations outstanding under this Agreement which at any such time is/are subject to any Specified Hedging Agreement, in which case the Daily Adjusting LIBOR Rate for such portion of such Advance(s) and Obligations shall be determined without giving effect to the Daily Adjusting LIBOR 0% Floor. Each calculation by Bank of the Daily Adjusting LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

f.       “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

g.       “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

h.       “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

i.       “Request for Advance” means a Loan Advance/Paydown Request Form issued by the Borrower under the Agreement in the form annexed to this Addendum as Exhibit A.

j.       “Specified Hedging Agreement” means any agreement or other documentation between the Borrower (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the Daily Adjusting LIBOR Rate, for the purposes of such interest rate swap (e.g., determines the floating amount by using the “negative interest method” rather than the “zero interest rate method” in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).

2.            Interest Rate Options. Subject to the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

3.            Payment of Interest. Accrued and unpaid interest on the unpaid principal balance of the Obligations outstanding under the Agreement shall be payable monthly, in arrears, on the first Business Day of each month, from the date made until the same is paid in full (whether in accordance with the terms hereof, by acceleration, or otherwise). In the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing hereunder shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the applicable interest rate as a result of any change in the Prime Referenced Rate on the date of each such change.

4.            Bank’s Records. The amount and date of each advance under the Agreement, its applicable interest rate, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof.

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5.            Selection/Conversion of Interest Rate Options.

a.       Borrower may request an Advance hereunder either (i) upon the delivery to Bank of a written Request for Advance duly completed and executed by Borrower (as herein provided) or, (ii) to the extent applicable, pursuant to a request submitted through Bank’s Loan Management System (each a “Request”).

b.       In the event that Borrower is unable to request Advances hereunder through the Bank’s Loan Management System, Advances hereunder may be requested by delivery or submission to Bank by hand delivery, first class mail, overnight courier, facsimile, email or other means of delivery acceptable to Bank, of a written Request duly completed and executed by Borrower. Advances hereunder may be requested in Borrower’s discretion by telephonic notice to Bank. Any Advance requested by telephonic notice shall be confirmed by Borrower that same day by submission to Bank of a written Request, as provided herein. Borrower acknowledge(s) that if Bank makes an Advance based on a request made by telephone, facsimile, email or other means of delivery (other than by hand delivery, first class mail or overnight courier), it shall be for Borrower’s convenience and all risks involved in the use of any such procedure shall be borne by Borrower, and Borrower expressly agree(s) to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone, facsimile, email or any such other means of delivery. In the event that Borrower elect(s) to request Advances by telephonic notice, facsimile, email or other means of delivery acceptable to Bank, Borrower acknowledge(s) and agree(s) that Bank may impose or require such verification, authentication and other procedures as Bank may require from time to time.

6.            Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise applicable interest rate hereunder, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law. THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

7.             Prepayment. Borrower may prepay all or part of the outstanding balance of any Obligations at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion.

8.             Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a.       If any Change in Law shall: (a) subject Bank to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank imposed by the jurisdiction in which Bank’s principal executive office is located); or (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on Bank or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

b.       In the event that any Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital or liquidity is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy and liquidity), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and/or liquidity and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to maintaining any Obligations. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error.

9.             Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

10.           Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

11.           Amendment and Restatement. This Addendum amends, restates and replaces in its entirety that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated October 2, 2013 between Borrower and Bank.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK	MODERN SYSTEMS CORPORATION

By:	/s/ Walter Weston	By:	/s/ Richard Chance
Name:	Walter Weston	Name:	Richard T. Chance
Title:	Vice President	Title:	CFO

MS MODERNIZATION SERVICES, INC.

By:	/s/ Richard Chance
Name:	Richard T. Chance
Title:	CFO

[Signature Page to Prime Referenced Rate Addendum to Loan and Security Agreement (13339549)]

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EXHIBIT A

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., P.S.T.

DEADLINE FOR EQUIPMENT ADVANCES IS 3:00 P.M., P.S.T.**

*At month end and the day before a holiday, the cut off time is 1:30 P.M., P.S.T.

**Subject to 3 day advance notice.

To:	Loan Analysis	DATE: _____________________	TIME: ______________
FAX#:	(650)462-6060

Email directly to:

●	wrweston@comerica.com
●	PaloAltoTLSCompliance@comerica.com

FROM:	Modern Systems Corporation and MS Modernization Services, Inc. Borrower’s Name	TELEPHONE REQUEST (For Bank Use Only): The following person is authorized to request the loan payment transfer/loan advances on the designated account and is known to me.

FROM:	______________________________________	___________________________________
	Authorized Signer’s Name	Authorized Request & Phone #

FROM:	______________________________________	___________________________________
	Authorized Signer’s Signature	Received by (Bank) & Phone #

PHONE #:______________________________________

FROM ACCOUNT #:______________________________

(please include Note number, if applicable)

TO ACCOUNT #: ________________________________

(please include Note number, if applicable)

___________________________________ Authorized Signature (Bank)

REQUESTED TRANSACTION TYPE REQUESTED DOLLAR AMOUNT PRINCIPAL INCREASE* (ADVANCE) $_________________________ PRINCIPAL PAYMENT (ONLY) $_________________________ OTHER INSTRUCTIONS:	For Bank Use Only Date Rec’d: Time: Comp. Status: YES NO Status Date: Time: Approval:

Borrower represent(s), warrant(s) and certify(ies) that no Default, Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a Default or Event of Default, has occurred and is continuing under the Agreement, and none will exist upon the making of the Advance requested hereunder. Borrower further certify(ies) that upon advancing the sum requested hereunder, the outstanding Advances under the Non-Formula Revolving Line or Revolving Line (as applicable) will not exceed the Non-Formula Revolving Line or Revolving Line (as applicable). If the Advances shall at any time exceed the Non-Formula Revolving Line or Revolving Line (as applicable), Borrower will immediately pay such excess amount, without any necessity of notice or demand (if applicable).

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

EXHIBIT A

AMENDMENT TO AND AFFIRMATION OF GUARANTY

THIS AMENDMENT TO AND AFFIRMATION OF GUARANTY (“Amendment”) is dated as of February _15__, 2017, between PRESCOTT GROUP AGGRESSIVE SMALL CAP MASTER FUND (“Guarantor”) and COMERICA BANK (“Bank”).

RECITALS:

A.       MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (individually and collectively, the “Borrower”) have obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement dated as of October 2, 2013, as may be amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015, that certain Fifth Amendment to Loan and Security Agreement and Waiver dated as of March 9, 2016, and that certain Sixth Amendment to Loan and Security Agreement and Waiver dated as of August 4, 2016 (collectively, the “Loan Agreement”), which loans and certain credit accommodations are guaranteed by Guarantor pursuant to the terms of the Guaranty, dated September 25, 2014, by Guarantor in favor of Bank (as it may be amended from time to time, the “Guaranty”). Borrower and Bank propose to enter into a Seventh Amendment to Loan and Security Agreement dated as of the date hereof (the “Amendment”). Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Guaranty.

B.       Guarantor and Bank desire to amend the Guaranty as set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor and Bank agree as follows:

1.       Section 13(c) of the Guaranty is amended and restated to read in its entirety as follows:

“(c)	Anything contained in the foregoing to the contrary notwithstanding, the maximum liability of the undersigned to Bank pursuant to this Guaranty shall not exceed $1,750,000, plus thirty seven and one half percent (37.5%) multiplied by the accrued and unpaid interest, at the time Bank makes demand for payment under this Guaranty, under the Non-Formula Revolving Line (as defined in the Loan Agreement), plus the costs and expenses (including reasonable attorneys’ fees) incurred by Bank in enforcing this Guaranty and in collecting such Indebtedness. No payment by any person or entity other than the undersigned (including, without limitation, Borrower or any other guarantor of such Indebtedness) with respect to such Indebtedness shall reduce the obligations of the undersigned to Bank hereunder unless and until the Indebtedness is fully and indefeasibly satisfied in cash. No application of any collateral or proceeds thereof (including, without limitation, any collateral given by the undersigned, Borrower or any other person or entity) with respect to such Indebtedness shall reduce the obligations of the undersigned to Bank hereunder unless and until the Indebtedness is fully and indefeasibly satisfied in cash.”

2.       Guarantor affirms Guarantor’s obligations to Bank under the Guaranty and acknowledges that, except as amended by this Amendment, all of the terms and conditions of the Guaranty shall remain in full force and effect, subject to no setoff, defense or counterclaim.

3.       Guarantor confirms that no affirmation (including without limit this Amendment) is required by the terms of the Guaranty and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrower.

4.       This Amendment shall be effective as of the date hereof.

[Remainder of Page Intentionally Left Blank]

WITNESS WHEREOF, the parties have executed this Amendment as of the first date written above.

COMERICA BANK		PRESCOTT GROUP AGGRESSIVE SMALL CAP MASTER FUND

By:	/s/ Walter Weston	By:	/s/ Phil Frohlich

Its:	Vice President	Its:	Manager

[Signature Page to Amendment to and Affirmation of Guaranty]